WORK AUTHORIZATION FORM

CENTRUS ENERGY CORP. (formerly USEC)

(For Services provided to the U.S. Department of Energy)

WORK AUTHORIZATION

Project Title: Render K-1600 Facilities Non-Rad Contaminated and Non-Possessing		Date Prepared: September 24, 2018	
Centrus Contact: Dennis Yates		Work Authorization No.: 001-2018	
Phone No.: 865-241-7674		Requesting Office: NEOR/OREM	
DOE Contact: Randy DeVault/Jorina Perez		Work Order No.	
Phone No.: 865-241-8277		MODIFICATION	
Start Date: September 27, 2018		Funding (+/-):	Modification No. 0
End Date: Completion – NLT 9/30/19		New Not To Exceed Funding Total	
Estimated Cost: $15,295,661 (includes $728,365 in fixed fee)		Schedule Changes:	
Funding Obligation: $5,000,000		New Start Date	New End Date
B&R 1111648	CID.	Certification of Funding Signature:	

WORK EXPLANATION/REQUIREMENTS: SCOPE (Define deliverables, milestones, quantities, special requirements, etc.) **(If modification, describe change.)**

Centrus is requested to provide an estimated cost/proposal for the following Statement of Work. Upon agreement with the estimated costs, this WA will be finalized to include funding and appropriate signatures.

Statement of Work:

Centrus shall remove and dispose of all equipment and materials to render K-1600, K-1600A and K-101 (i.e. K-1600 Facilities) non-radiologically contaminated and non-possessing.

See Attachments A, rev 1 and B, rev 1 for more detailed scope, schedule and deliverables

Work will be performed under the "Supply of Services Agreement Between United States Department of Energy and Centrus Energy Corp. Exhibit J to the "Centrifuge Deployment Project Lease Agreement Between the United States Department of Energy and USEC Inc.," commonly referred to as the K-1600 Lease.

*The estimated end date is subject to adjustment due to unknowns and complexities associated with equipment removal and cleaning of the **facility. However, this work should all be completed NLT 9/30/19**

CENTRUS ENERGY CORP. APPROVAL		U.S. DEPARTMENT OF ENERGY APPROVAL	
Services Agreement Technical Representative		Services Agreement Technical Representative: Jorina Perez	
Signature:	Date	Signature: R. M. DeVault for	Date: 9/26/18
		Contracting Officer:	
		Signature: [signature]	9-26-18
		DOE Lease Administrator:	
		Signature: R. M. DeVault	Date: 9/26/18
Centrus Management Approval:		Karen Deacon	9/26/18
Signature: [signature]	Date: 9-27-2018		
Title: SVP, Field Operations			

[signature] 9/27/18
OREM Contracting Officer

Statement of Work

Activities Required to Render K-1600 a Non-Rad Contaminated and Non-Possessing Facility

Introduction

Centrus currently leases the K-1600 facilities located at the East Tennessee Technology Park. Since there is no further mission need for DOE and the facility is in the center of a National Park, DOE plans to D&D the facilities as part of the CERCLA cleanup of the ETTP site. Accordingly, we are requesting Centrus perform the following activities prior to returning the facilities to DOE.

Scope of Work

This scope of work consists of removing and disposing government owned materials and equipment and performing other related activities to render the facility non contaminated and non-possessing (i.e. un-classified). The equipment and materials being removed are rad contaminated and/or classified and will require special handling and dispositioning in accordance with DOE Security approved disposal plans.

Attachment B, rev 1 lists government owned equipment and materials that must be removed and dispositioned to render the facility non contaminated and non-possessing.

Activities will be performed under DOE oversight. Verification of completion will be DOE declaring the facility non rad contaminated and DOE Security verifying the facility to be "Non-Possessing".

Invoicing

This is a Cost Plus type contract. Invoices for all contractor costs, plus agreed upon fee, shall be submitted monthly.

As described in the American Centrifuge Disclosure Statement Revision 2 effective January 1, 2018, Part 4.3.0 (9), the Contractor will accumulate the K1600 facility related costs and allocate the facility expenses based upon the average annualized square footage occupied by the benefiting cost objectives. In accordance with disclosed practices, during the term of this Work Authorization (WA) K1600 facility will be allocated to cost objectives as follows:

- The floorspace of equipment remaining available for contractual work or R&D (e.g., ORNL or PNNL work) is considered as "production" and will be allocated to overhead.

- The square footage of space used for ACO De-lease activities performed to satisfy the lease termination requirements will be charged to ACO de-lease activity.
- DOE is responsible for Decommissioning and Decontamination (D&D) of the remainder of the facility which will involve removal of its equipment and materials and decontamination of the facility. The square footage of space used for the DOE D&D effort will be charged to the DOE D&D Work Authorization (WA).

The following process will be utilized for determining the square feet of the K1600 facility that will be charged to the DOE D&D WA:

a. By the end of the first full week of each month, the ACO Project Manager (PM) shall provide an estimate of the square footage of the K-1600 facility to be utilized during that month for the DOE K-1600 D&D (the "D&D Utilization"). For the purposes of this provision, DOE D&D Utilization of the K1600 facility is defined as the square footage of space occupied by DOE equipment or facilities, or space used to stage equipment for shipment. The square footage of space occupied by ACO equipment, the space used for staging of ACO equipment, and the space used for other project work (e.g., ORNL or PNNL work) shall not be included in the DOE utilization estimate.

b. By the 15th of each month, the DOE Representative and the Contractor PM shall meet to review the D&D Utilization. The parties will work to reach consensus on the square footage allocation to DOE's D&D project no later than the third full week of each month. The approved D&D Utilization will be documented via memo initialed by the parties, communicated to the Contracting Officer.

c. ACO's monthly invoice for K1600 facility cost will be calculated based on the approved D&D Utilization (as documented in paragraph b., above) multiplied by the estimated annual cost per square foot. For billing purposes, the K1600 facility monthly cost is estimated at $4.02 per square foot for both Calendar Years 2018 and 2019.

d. When ACO has removed its equipment and materials, and all other contract work is complete (e.g., ORNL or PNNL work), 100% of K1600 facility expenses will be charged directly to DOE under this WA.

e. In the event the DOE Representative and the Contractor PM are unable to agree on the D&D Utilization in any given month, the Contracting Officer shall make a decision on the square footage utilized for K1600 D&D activities. The Contracting Officer's decision shall be communicated in writing to ACO. For payment purposes, ACO shall invoice K1600 facility costs based on the Contracting Officer's determination. ACO may dispute the CO decision in accordance with the terms of this provision and the Disputes Act.

Schedule/Reporting

Centrus shall provide a Gantt type schedule delineating major activities and a cost estimate for each activity. An earned value progress report shall be submitted with each invoice.

GOVERNMENT OWNED ITEMS AND EQUIPMENT TO BE REMOVED/DISPOSITIONED AND ACTIVITIES TO BE PERFORMED TO RENDER K-1600 NON-CONTAMINATED AND NON-POSSESSING

ITEM	CLASSIFICATION	ESTIMATED COST
1) Remove and disposition miscellaneous calibration equipment.	SRD	
2) Remove and disposition 2 Balance Stands and associated classified and/or radiologically contaminated support equipment.	SRD	
3) Remove and disposition 3 Gas Test Stands and associated classified and/or radiologically contaminated support equipment.	SRD	
4) Remove and disposition 1 Minifuge and associated classified and/or radiologically contaminated support equipment.	SRD	
5) Disposition Dampers.	SRD	
6) Disposition contents of two 20 ft and one 40 ft Sealand containers containing control room and other equipment from the GCEP program.	SRD	
7) Remove and disposition all process gas piping and associated classified and/or radiologically contaminated valves , equipment, and other materials in the High Bay area to render the facility non rad contaminated and facilitate rendering the facility non-possessing.		
8) Remove and disposition the VTS superstructure.		
9) Remove and disposition piping, conduit, cable trays, duct work, cabinets, and other materials and equipment in the High Bay area to facilitate rendering the facility non-possessing.		
10) Remove and disposition any remaining DOE-owned classified and/or radiologically contaminated equipment and materials.		
11) Clean facility upon removal of equipment, duct work, piping, to appropriate standard acceptable for declaring the facility non-possessing.		
12) Provide all necessary documentation to support DOE determination that facility is uncontaminated.		
13) Provide all necessary documentation to support DOE non-possessing review.		
TOTAL		

NOTE: All work to be performed under DOE oversight. Verification of final project completion will be DOE declaring the facility non-radiologically contaminated and DOE Security verifying the facility to be "Non-Possessing".